Item 1: Report to Shareholders

Maryland Tax-Free Funds	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Maryland tax-free securities produced returns that generally tracked their taxable counterparts for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term Maryland municipal securities maintained a significant performance advantage over short-term issues.

MARKET ENVIRONMENT

Economic conditions were generally favorable in the last six months, despite surging oil prices. Annualized GDP growth remained above 3%, the housing market stayed robust, job growth was steady, and the unemployment rate hovered around 5%. With core inflation benign, the Federal Reserve persisted in its gradual pace of raising the federal funds target rate to a less accommodative level. Since the end of February, the central bank lifted the target rate from 2.50% to 3.50% in four quarter-point increments.

As shown in the graph, municipal money market and short-term yields rose in tandem with the fed funds rate in the last six months. However, long-term bond rates declined, resulting in a flatter municipal yield curve and outperformance of long-term municipal securities over their shorter-term rivals. The taxable bond market experienced the same trends; municipal and taxable bond returns as measured by the Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returned 2.85% for the past six months.

Tobacco bonds were top performers since February, as yields in this industry fell to their lowest levels on record. Overall, BBB and lower-rated bond returns were notably better than the high-quality broad municipal index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

Nationally, new municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. State income tax receipts were mostly higher than expected, strengthening the general obligation sector as overall state finances improved. Although demand for munis from individual investors remains lukewarm given the low interest rate environment, institutional demand—particularly from hedge funds and other nontraditional buyers of municipal securities—has picked up the slack. Overall, municipals are in high demand despite the near-record supply and low yields.

MARYLAND MARKET NEWS

Maryland’s economic recovery remains strong compared with the national averages. The state added 58,000 net new jobs, an increase of 2.3%, between June 2004 and June 2005. This was much better than the comparable national increase of 1.7% for the same period. In June 2005, Maryland’s unemployment rate was 4.3%, also much better than the 5.0% national unemployment rate. The state also ranked highly in per capita personal income, advancing one step to fourth in the nation.

For fiscal year 2005 (ended June 30, 2005), Maryland’s actual general fund revenues outperformed estimates by 4%, posting a 13% year-over-year gain. All major sources of revenue (personal and corporate income taxes, sales, and use taxes) showed healthy increases indicating the broad nature of Maryland’s participation in the recovering national economy. At the end of fiscal 2005, the state’s undesignated general fund balance was an estimated $603 million, a healthy 5% of general fund revenues. While the fiscal 2006 budget has been balanced, approximately $571 million of prior-year carryforwards were used to close a structural gap. We will continue to monitor closely how Maryland resolves this gap in future budget years. In comparison with other states, Maryland’s reserve position is strong, and we take comfort in the state’s long history of responsible stewardship. Maryland’s general obligation bonds are rated Aaa, AAA, and AAA by Moody’s, S&P, and Fitch, respectively, and each of the rating agencies carries a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGIES

Maryland Tax-Free Money Fund

The Maryland Tax-Free Money Fund returned 0.93% for the six-month period ended August 31, 2005, marginally outperforming the Lipper Other States Tax-Exempt Money Market Funds Average. For the 12-month period, your fund’s 1.47% gain was also slightly ahead of the Lipper peer group.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months%	12 Months%
Maryland Tax-Free Money Fund	0.93%	1.47%
Lipper Other States Tax-Exempt
Money Market Funds Average	0.90%	1.42%

Money fund investors continue to benefit from the Federal Reserve’s steady tightening, which pushed money fund yields substantially higher over the past six months. Since our February report, your fund’s seven-day simple dividend yield rose 61 basis points (0.61%) to 1.98% from 1.37%. Fund yields should continue rising until the Fed signals an end to this round of interest rate increases.

PORTFOLIO CHARACTERISTICS

Periods Ended	2/28/05%	8/31/05%
Price Per Share	$1.00%	$1.00%

Dividends Per Share
For 6 months	0.005%	0.009%
For 12 months *	0.008%	0.015%

Dividend Yield (7-Day Simple) **	1.37%	1.98%

Weighted Average Maturity (days)	30%	25%
** 12-month dividends may not equal the combined six-month
** figures due to rounding.
** Dividends earned for the last seven days of each period are
** annualized and divided by the fund’s net asset value at the end
** of the period.
Note: A money fund’s yield more closely reflects its current earn-
ings than does the total return.

While the money market yield curve pushes higher with each Fed tightening, recent market action suggests we may be closing in on the Fed’s target rate. Notably, the money market yield curve is flatter than at our last report. One-year Libor (a taxable benchmark) has moved 67 basis points higher to 4.24% from 3.57%, but its spread versus the overnight fed funds rate is narrower—about 65 basis points at the end of the reporting period versus 110 basis points in February—suggesting investors believe rates won’t go much higher.

Municipal rates are higher as well, though the favorable yield relationship versus taxable money markets, which typified the past few years, has begun to dissipate. Municipal overnight and seven-day variable rates were about 75 basis points higher versus the prior six months, yielding on average 2.35% . One-year note yields increased 55 basis points over the same period, and ended August yielding 2.95%.

PORTFOLIO DIVERSIFICATION
	Percent of%	Percent of%
	Net Assets%	Net Assets%
	2/28/05%	8/31/05%
Educational Revenue	16.5%	18.0%
General Obligation – Local	20.6%	16.9%
Life Care/Nursing Home Revenue	16.9%	16.6%
Housing Finance Revenue	12.6%	9.1%
Hospital Revenue	10.8%	8.1%
Dedicated Tax Revenue	2.1%	6.0%
Air and Sea
Transportation Revenue	0.0%	2.4%
General Obligation – State	4.5%	1.6%
Other Assets	16.0%	21.3%
Total	100.0%	100.0%

For much of the past six months, fund strategy was dictated by our belief that yields on most longer-dated maturities did not fully reflect the impact of further Fed tightening. In March and April we sought to overweight our investments in the short end of the yield curve. The market’s vacillations in May presented us with the opportunity to lock in attractive yields in slightly longer maturities out to about 90 days, allowing us to avoid the seasonal volatility in variable-rate securities that we typically experience in June and July. For the remainder of the period, we avoided buying longer-dated maturities because demand for Maryland paper pushed yields lower than we deemed appropriate, given our interest rate outlook.

The near-term outlook for interest rates has become much less certain due to Hurricane Katrina and its potential impact on the economy. The portfolio’s defensive 25-day weighted average maturity reflects these concerns. However, we expect to extend the fund’s maturity in the coming months as opportunities present themselves and greater clarity about the economy develops.

Maryland Short-Term Tax-Free Bond Fund

The Maryland Short-Term Tax-Free Bond Fund returned 0.88% and 0.71% for the 6- and 12-month periods ended August 31, 2005, respectively. The portfolio’s results matched the Lipper Short Municipal Debt Funds Average for the past six months but trailed for the year. Short-term bonds fared poorly as rates rose in conjunction with a rising federal funds rate. Money market funds did better, as they were more able to quickly take advantage of higher short-term rates. Long-term funds also performed well because long-term rates actually fell in the face of the Federal Reserve’s tightening. Going forward, returns should be more in line with their historical averages.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months%	12 Months%
Maryland Short-Term
Tax-Free Bond Fund	0.88%	0.71%
Lipper Short Municipal
Debt Funds Average	0.88%	1.11%

The fund generated $0.06 of dividend income over the past six months. However, due to steadily rising short-term interest rates, the share price declined a penny. The portfolio’s 2.26% 30-day dividend yield was marginally higher than at the end of the reporting period six months ago, and the 30-day standardized yield to maturity rose substantially to 2.54%.

PORTFOLIO CHARACTERISTICS
Periods Ended	2/28/05%	8/31/05%
Price Per Share	$5.16%	$5.15%
Dividends Per Share
For 6 months	0.05%	0.06%
For 12 months	0.10%	0.11%
30-Day Dividend Yield *	2.03%	2.26%
30-Day Standardized
Yield to Maturity	2.13%	2.54%
Weighted Average
Maturity (years)	2.2%	2.1%
Weighted Average Effective
Duration (years)	2.0%	1.9%
* Dividends earned for the last 30 days of each period indicated
* are annualized and divided by the fund’s net asset value at the
* end of the period.

Over the past six months, we kept a conservative interest rate posture with a target duration that was shorter than our peers. (Duration is a measure of interest rate sensitivity.) We allowed our cash position to grow to approximately 14% as bonds matured over the summer, investing these reserves in a variety of money market instruments. We also systematically invested in five-year notes. These positions served to offset the short nature of our cash equivalents and took advantage of the steepness at the short end of the municipal yield curve. At the end of February, two-year municipals yielded 2.54% versus five-year munis at 3.02%. The portfolio’s barbelled structure enabled us to outperform two-year bonds during the reporting period.

The portfolio’s credit quality remains high. AAA rated securities accounted for 55% of assets at the end of the reporting period, up from 49% six months earlier. Approximately two-fifths of the fund is invested in AA and A rated issues, as was the case six months ago, and BBB credits were unchanged at 4% of total net assets.

The fund’s exposure to several sectors changed rather drastically over the reporting period. We liquidated some of our longer-term general obligation positions to reposition the portfolio down the yield curve. Over the six-month period, we trimmed our state and local general obligation exposure by about 9% and added to our holdings in hospital revenue issues and prerefunded bonds. Much of this shift was a result of purchases in our cash reserve position as many revenue bond issuers are primary providers of cash alternative investments.

PORTFOLIO DIVERSIFICATION
	Percent of%	Percent of%
	Net Assets%	Net Assets %
	2/28/05%	8/31/05%
General Obligation – Local	31.3%	26.7%
Hospital Revenue	10.5%	14.6%
Prerefunded Bonds	8.5%	11.0%
Solid Waste Revenue	10.1%	10.4%
General Obligation – State	12.0%	7.7%
Educational Revenue	6.0%	6.1%
Lease Revenue	4.9%	5.6%
Ground Transportation Revenue	3.6%	3.8%
Other Assets and Reserves	13.1%	14.1%
Total	100.0%	100.0%

Looking ahead, we see a better environment for short-term municipal debt. Interest rates are higher and munis are still relatively cheap versus taxable bonds. There were periods in early 2004 when three-year Maryland general obligation bonds were yielding about 1.5%; those rates have since doubled. Short municipals are still trading relatively cheaply versus Treasury and high-grade corporate bonds. For example, we recently purchased three-year University of Maryland revenue bonds at 78% of Treasuries, whereas five or six years ago, those bonds would have traded at 70% of Treasury bonds. We believe the combination of higher interest rates, the possibility of lower intermediate-term municipal bond issuance, and the potential for broader investor interest bodes well for the short-term segment of the municipal market.

Maryland Tax-Free Bond Fund

The Maryland Tax-Free Bond Fund generated a solid 2.68% return for the past six months and 4.74% for the 12-month period ended August 31, 2005. Your fund’s six-month and full-year returns were better than the Lipper peer group’s 2.15% and 3.98% results, respectively. However, because of the low interest rate environment, the portfolio’s one-year performance is still below the fund’s longer-term averages, as shown in the annualized performance table following this letter.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months%	12 Months%
Maryland Tax-Free Bond Fund	2.68%	4.74%
Lipper Maryland Municipal
Debt Funds Average	2.15%	3.98%

Long-term interest rates have trended steadily lower since the Fed began its program of fed funds rate hikes in June last year. However, we are pleased to report that dividend income—$0.24 for the past six months—was a penny more than the dividends paid over the prior six-month period. We continue to make every effort to maintain the portfolio’s dividend stream without compromising our credit standards. At the end of the reporting period, the fund’s 30-day dividend yield was 4.34%, only slightly lower than 4.38% at the end of February 2005, despite lower long-term rates.

For most of the past six months, we aggressively invested in securities at the longer end of the municipal yield curve and benefited from their higher yields. We did so based on our belief that despite historically low rates, the steep municipal curve meant the best value available in the municipal market continued to be long-maturity bonds. As the period progressed and the curve flattened, we moderated this bias, preferring to add bonds in the 10- to 15-year range. As a result, our average maturity declined moderately to 13.4 years at the end of the period.

PORTFOLIO CHARACTERISTICS
Periods Ended	2/28/05%	8/31/05%
Price Per Share	$10.77%	$10.82%
Dividends Per Share
For 6 months	0.23%	0.24%
For 12 months	0.47%	0.47%
30-Day Dividend Yield *	4.38%	4.34%
30-Day Standardized
Yield to Maturity	3.38%	3.53%
Weighted Average
Maturity (years)	14.2%	13.4%
Weighted Average Effective
Duration (years)	5.0%	4.9%
* Dividends earned for the last 30 days of each period indicated
* are annualized and divided by the fund’s net asset value at the
* end of the period.

We targeted a conservative interest rate risk posture and maintained our high credit standards during the period, utilizing our proprietary research to focus our new investments in higher-yielding credits. Nevertheless, at the end of the reporting period, 87% of the portfolio was invested in credits rated A or higher, only slightly lower than our 88% allocation to the top three credit tiers six months ago.

Over the past six months, we made only modest sector allocation adjustments. We added several excellent medium- and lower-rated credits to the portfolio, including debt issued to relocate Good Counsel High School in Montgomery County and bonds issued by Union Hospital in Cecil County. We continue to work hard to diversify in sensible investments across the state. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

Some of our prior medium- and lower-rated credits provided a nice performance boost to the fund. Anne Arundel County refunded bonds for the Compass Pointe Golf Course, and the subsequent upgrade benefited results. We also had a large position secured by the Associated Jewish Charities refunded, which further boosted returns. As a result of these and several other refundings, our holdings in prerefunded bonds jumped to 16.9% from 10.2%.

PORTFOLIO DIVERSIFICATION
	Percent of%	Percent of%
	Net Assets%	Net Assets%
	2/28/05%	8/31/05%
Hospital Revenue	17.8%	18.1%
Prerefunded Bonds	10.1	16.9
General Obligation – Local	9.0	11.2
Educational Revenue	10.9	8.5
Escrowed to Maturity	5.4	5.1
Ground Transportation Revenue	5.0	4.7
Housing Finance Revenue	6.4	4.7
Water and Sewer Revenue	3.9	3.9
Other Assets and Reserves	31.5	26.9
Total	100.0%	100.0%

Yield curve positioning continued to be an important factor behind the fund’s good relative returns. Our concentration in longer-maturity bonds served the portfolio well as long-term rates fell and the yield curve flattened. Our best returns came from bonds with longer maturities, while our shorter positions suffered mildly as the Fed lifted short-term rates. Going forward, we expect to moderate our concentration of long-term bonds in anticipation of higher long-term rates.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 20, 2005

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment programs.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated by the state legislature annually, but the legislature has no legal obligation to continue to make such appropriations.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Lehman Brothers U.S. Aggregate Index: A broadly diversified index of investment-grade corporate, government, and mortgage securities.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

Prerefunded bonds: Bonds that originally may have been issued as general obligation or revenue bonds but that are now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study the trends reflected by yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

		Since
		Inception
Periods Ended 8/31/05	1 Year	3/30/01
Maryland Tax-Free Money Fund	1.47%	1.13%
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years

Maryland Short-Term Tax-Free Bond Fund	0.71%	2.99%	3.40%

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years

Maryland Tax-Free Bond Fund	4.74%	5.98%	5.74%

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE MARYLAND TAX-FREE MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,009.30	$2.79
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.43	2.80
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE MARYLAND SHORT-TERM TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,008.80	$2.73
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.48	2.75
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.54%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE MARYLAND TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,026.80	$2.45
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.79	2.45
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.48%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
	Simple					Since Inception
Periods Ended 6/30/05	Yield	1 Year	5 Years	10 Years	Inception	Date
Maryland Tax-Free
Money Fund	1.94%	1.25%	—%	—%	1.10%	3/30/01
Maryland Short-Term
Tax-Free Bond Fund	—%	2.04%	3.24%	3.51%	—%	—
Maryland Tax-Free
Bond Fund	—%	7.13%	6.45%	5.87%	—%	—
Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.

This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. A money fund’s yield more closely represents its current earnings than does the total return.

Unaudited
FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

	6 Months	Year			3/30/01
	Ended	Ended			Through
	8/31/05**	2/28/05**	2/29/04	2/28/03	2/28/02
NET ASSET VALUE
Beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment activities
Net investment income (loss)	0.009*	0.008*	0.005*	0.010*	0.018*

Distributions
Net investment income	(0.009)	(0.008)	(0.005)	(0.010)	(0.018)

NET ASSET VALUE
End of period	$1.000	$1.000	$1.000	$1.000	$1.000

Ratios/Supplemental Data
Total return^	0.93%*	0.80%*	0.52%*	0.97%*	1.78%*
Ratio of total expenses to
average net assets	0.55%*†	0.55%*	0.55%*	0.55%*	0.55%*†
Ratio of net investment
income (loss) to average
net assets	1.84%*†	0.81%*	0.52%*	0.94%*	1.72%*†
Net assets, end of period
(in thousands)	$ 126,012	$ 120,738	$ 109,670	$72,009	$43,291

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 6/30/07.
†	Annualized.
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited	August 31, 2005

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)
MARYLAND 95.1%

Annapolis, GO, 5.00%, 4/1/06	500	507
Anne Arundel County, GO, TECP
2.40%, 9/6/05	4,000	4,000
2.65%, 10/18/05	2,000	2,000
Baltimore County
Quail Ridge Apartments, VRDN (Currently 2.50%)	2,700	2,700
St. James Academy, VRDN (Currently 2.52%)	4,110	4,110
Baltimore County, GO, TECP
2.60%, 12/8/05	3,000	3,000
2.65%, 12/8/05	1,000	1,000
Calvert County Economic Dev., Asbury Solomons Obligation Group
VRDN (Currently 2.50%)	5,000	5,000
Carroll County, Fairhaven Retirement Community
VRDN (Currently 2.50%)	1,000	1,000
Frederick County EFA, Mount. St. Mary's College
VRDN (Currently 2.51%)	990	990
Gaithersburg
Asbury Solomons Group
VRDN (Currently 2.49%) (MBIA Insured)	830	830
VRDN (Currently 2.50%)	4,000	4,000
Howard County, Sherwood Crossing Apartments
VRDN (Currently 2.50%)	500	500
Howard County, GO, TECP
2.45%, 9/9/05	1,500	1,500
2.50%, 9/8/05	1,000	1,000
Maryland, GO, VRDN (Currently 2.51%)	2,000	2,000
Maryland CDA
Parklane Apartments, VRDN (Currently 2.41%) #	2,500	2,500
Single Family, VRDN (Currently 2.10%) (Tender 12/5/05) #	1,000	1,000
Maryland DOT, 4.00%, 12/15/05	5,100	5,119
Maryland Economic Dev. Corp.
American Urological Ed., VRDN (Currently 2.36%)	960	960
Associated Catholic Charities, VRDN (Currently 2.49%)	3,800	3,800
Associated Jewish Charities, VRDN (Currently 2.50%)	1,420	1,420
Bindagraphics, VRDN (Currently 2.55%) #	1,400	1,400
Chesapeake Bay Foundation, VRDN (Currently 2.49%)	2,245	2,245
Providence Center, VRDN (Currently 2.51%)	3,000	3,000
Maryland HHEFA
Adventist Healthcare, VRDN (Currently 2.51%)	2,900	2,900
Beth Tfiloh Dahan Community School, VRDN (Currently 2.36%)	3,300	3,300
Charlestown Community, VRDN (Currently 2.39%)	725	725
Collington Episcopal Life Care, VRDN (Currently 2.51%)	3,110	3,110
Friends School of Baltimore, VRDN (Currently 2.36%)	2,500	2,500
Ginger Cove Life Care, VRDN (Currently 2.51%)	3,115	3,115
Johns Hopkins Hosp., TECP
2.68%, 10/13/05	3,000	3,000
2.70%, 11/9/05	1,000	1,000
2.75%, 12/7/05	1,000	1,000
2.78%, 12/8/05	2,000	2,000
Johns Hopkins Univ., TECP
2.65%, 9/6/05	2,000	2,000
2.70%, 11/09/05	1,500	1,500
2.75%, 12/7/05	1,500	1,500
Loyola College, VRDN (Currently 2.48%) (MBIA Insured)	370	370
Mercy Ridge, VRDN (Currently 2.52%)	175	175
Norwood School, VRDN (Currently 2.54%)	1,615	1,615
Stella Maris Operating Corp., VRDN (Currently 2.40%)	1,725	1,725
Trinity School, VRDN (Currently 2.49%)	1,800	1,800
Univ. of Maryland Medical System, VRDN (Currently 2.50%)
(AMBAC Insured)	300	300
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport
VRDN (Currently 2.55%) #	3,000	3,000
Montgomery County, GO
VRDN (Currently 2.52%)	3,860	3,860
5.00%, 5/1/06	250	254
TECP, 2.60%, 10/5/05	2,000	2,000
Montgomery County Economic Dev.
George Meany Center for Labor Studies
VRDN (Currently 2.50%)	2,765	2,765
Howard Hughes Medical Institute
VRDN (Currently 2.37%)	2,000	2,000
VRDN (Currently 2.38%)	2,000	2,000
Institute for Genomic Research, VRDN (Currently 2.50%)	2,360	2,360
Rehabilitation Opportunities, VRDN (Currently 2.50%)	200	200
Sandy Spring Friends School, VRDN (Currently 2.36%)	1,945	1,945
Montgomery County Housing Opportunities Commission
Oakwood Multi-Family, VRDN (Currently 2.55%)	4,700	4,700
Prince Georges County, COP, 2.50%, 9/15/05	1,260	1,260
Prince Georges County, GO, 5.00%, 10/1/05	1,120	1,122
Univ. System of Maryland, Univ. of Maryland College Park
VRDN (Currently 2.54%)	990	990
Washington County, LSN/TLS Obligated Group
VRDN (Currently 2.52%)	1,250	1,250
Washington County, GO, Public Improvement
3.00%, 1/1/06 (MBIA Insured)	1,000	1,001
Total Maryland (Cost $119,923)		119,923

DISTRICT OF COLUMBIA 0.5%

Washington Metropolitan Area Transit Auth.
4.00%, 1/1/06 (MBIA Insured)	100	100
4.00%, 7/1/06 (MBIA Insured)	500	505
Total District of Columbia (Cost $605)		605

PUERTO RICO 3.5%
Puerto Rico Electric Power Auth.
VRDN (Currently 2.53%) (FGIC Insured)	2,000	2,000
Puerto Rico Highway & Transportation Auth.
VRDN (Currently 2.51%) (FSA Insured)	2,400	2,400
Total Puerto Rico (Cost $4,400)		4,400

Total Investments in Securities
99.1% of Net Assets (Cost $124,928)		$124,928

(1)	Denominated in U.S. dollars unless other-	FGIC	Financial Guaranty Insurance Company
	wise noted	FSA	Financial Security Assurance Inc.
#	Interest subject to alternative minimum tax	GO	General Obligation
AMBAC	AMBAC Assurance Corp.	HHEFA	Health & Higher Educational Facility Authority
CDA	Community Development Administration	MBIA	MBIA Insurance Corp.
COP	Certificates of Participation	TECP	Tax-Exempt Commercial Paper
DOT	Department of Transportation	VRDN	Variable-Rate Demand Note; rate shown is
EFA	Educational Facility Authority		effective rate at period-end

The accompanying notes are an integral part of these financial statements.

Unaudited		August 31, 2005

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $124,928)	$124,928
Cash	117
Interest receivable	371
Receivable for investment securities sold	180
Receivable for shares sold	545
Other assets	103

Total assets	126,244

Liabilities
Investment management fees payable	43
Payable for shares redeemed	154
Due to affiliates	8
Other liabilities	27

Total liabilities	232

NET ASSETS	$126,012

Net Assets Consist of:
Undistributed net investment income (loss)	$7
Undistributed net realized gain (loss)	(2)
Paid-in-capital applicable to 126,012,705 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	126,007

NET ASSETS	$126,012

NET ASSET VALUE PER SHARE	$1.00

The accompanying notes are an integral part of these financial statements.

Unaudited
STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
8/31/05
Investment Income (Loss)
Interest income	$1,485

Expenses
Investment management	256
Custody and accounting	46
Shareholder servicing	26
Legal and audit	9
Prospectus and shareholder reports	6
Registration	3
Trustees	3
Miscellaneous	3
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(10)

Total expenses	342
Expenses paid indirectly	(1)

Net expenses	341

Net investment income (loss)	1,144

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,144

The accompanying notes are an integral part of these financial statements.

Unaudited
STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,144	$953

Distributions to shareholders
Net investment income	(1,142)	(953)

Capital share transactions *
Shares sold	54,337	123,739
Distributions reinvested	1,051	870
Shares redeemed	(50,116)	(113,541)

Increase (decrease) in net assets from capital
share transactions	5,272	11,068

Net Assets
Increase (decrease) during period	5,274	11,068
Beginning of period	120,738	109,670

End of period	$126,012	$120,738

(Including undistributed net investment income of
$7 at 8/31/05 and $5 at 2/28/05)

* Capital share transactions at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.
Unaudited	August 31, 2005

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Money Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 30, 2001. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains.

Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2005, the fund had $2,000 of unused capital loss carryforwards that expire in fiscal 2012.

At August 31, 2005, the cost of investments for federal income tax purposes was $124,928,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2009. Pursuant to this agreement, at August 31, 2005, management fees waived in the amount of $102,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $19,000 for T. Rowe Price Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one- and three-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was generally below the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds, but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005